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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 15, 2000, in the Registration Statement (Form S-1 No.333-56176) and related Prospectus of WorldWide Web NetworX Corporation for the registration of 21,801,359 shares of its common stock.


                                    /s/ Ernst & Young LLP


Philadelphia, PA
April 11, 2001